EXHIBIT A

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is entered into this 22nd day of March, 1999 by and between Hudson Consulting Group, Inc. ("Hudson") a Nevada corporation with principal offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and Andrew Thorburn ("Thorburn") an individual with principal offices located at 104 New Era Drive, South Plainfield, New Jersey 07080.

         WHEREAS, Hudson desires to acquire from Thorburn Two Million Two Hundred Forty Six Thousand Two Hundred Twenty Four (2,246,224) restricted shares of the common stock of Jutland Enterprises, Inc. ("Jutland Shares") which equates to no less than 57% of the issued and outstanding shares of Jutland excluding treasury shares held by Jutland;

         WHEREAS, Hudson also desires to acquire from Thorburn all the necessary records of Jutland Enterprises, Inc. ("Jutland") which will allow Hudson to assist Jutland in bringing current all of the reports required under all applicable state and federal securities law ("Records");

         WHEREAS, Thorburn owns or will own the Jutland Shares and has in his possession all the Records which would allow Hudson to assist Jutland in bringing current all of the reports required under all applicable state and federal securities laws; and

         WHEREAS, Hudson will pay $10,000 to Thorburn in exchange for (1) delivery of all certificates in negotiable form representing the Jutland Shares; and (2) all the necessary the Records.

         NOW, THEREFORE with the above being incorporated into and made a part hereof for the mutual consideration set out herein and, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Exchange.  Hudson will wire transfer $10,000 to Thorburn on
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         March 23, 1999 and Thorburn will:

         a. Overnight the Jutland Shares represented by the following certificate No(s). 1054, 5009, 5010, 5011, 5012,5013, 5014,
                  5015,  5016,  5017,  5018, 5019, 5280, 5340, 5352, 5363, 5364,
                  5365, 5366, 5367 and 5368 with all the necessary executed medallion stock powers and corporate resolutions transferring ownership to Hudson for delivery no later than March 24, 1999; and

         b. Overnight the Records necessary for Hudson to assist Jutland in bringing current all of Jutland's state and federal securities filings.


2. Exchange of Shares. On or before the closing date, set herein to be March 24,
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1999, the above-mentioned Jutland Shares and the Record shall be delivered to Hudson.

3.  Termination.  This  Agreement  may be  terminated  at any time  prior to the
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Closing Date:

         A.       By Hudson or Thorburn:
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                  (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in judgement of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or
                  (2) If the Closing shall have not occurred prior to March 24, 1999, or such later date as shall have been approved by parties hereto, other than for reasons set forth herein.

         B.       By Thorburn:
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                  (1) If Hudson shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representation or warranties of Hudson contained herein shall be inaccurate in any material respect; or

         C.       By Hudson:
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                  (1) If Thorburn shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement of if any of the representation or warranties of Thorburn contained herein shall be inaccurate in any material respect;

         In the event this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and each party shall bear its own costs as well as the legal, accounting, printing, and other costs incurred in connection with negotiation, preparation and execution of the Agreement and the transactions herein contemplated.

4.  Representations and Warranties of Thorburn.  Thorburn hereby represents and
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warrants  that   effective  this  date  and  the  Closing  Date,  the  following representations are true and correct:

         A.       Authority.  Thorburn has the full power and authority to enter
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                  this Agreement and to carry out the transactions contemplated by this Agreement.

         B.       No Conflict With Other Instruments.  The  execution  of this
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                  Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Thorburn to which Thorburn is a party and has been duly authorized by all appropriated and necessary action.

         C.       Deliverance  of Shares.  As of the Closing  Date,  the Jutland
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                  Shares to be delivered to Hudson will be restricted and constitute valid and legally issued shares of Jutland, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Jutland restricted stock.

         D.       No  Conflict  with Other  Instrument.  The  execution  of this
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                  agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Thorburn.

         E.       No Representations  as to the Financial  Condition of Jutland.
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                  Thorburn makes no representations as to the financial condition of Jutland.

5.       Representations and Warranties of Hudson.
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         Hudson hereby represents and warrants that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

         A.       Corporate  Authority.  Hudson has the full corporate power and
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                  authority  to  enter  this  Agreement  and to  carry  out  the transactions contemplated by this Agreement. The Board of Directors of Hudson has duly authorized the execution, delivery, and performance of this Agreement.

         B.       No Conflict  With Other  Instruments.  The  execution  of this
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                  Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Hudson to which Hudson is a party and has been duly authorized by all appropriated and necessary action.

         C.       No  Conflict  with Other  Instrument.  The  execution  of this
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                  agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Hudson.

         D.       No Action  Against  Thorburn.  Hudson  will not take any legal
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                  action against Thorburn for any actions Thorburn took as a result of his role as a controlling shareholder, director or officer of Jutland.

6.       Closing.  The  Closing as herein  referred to shall occur upon such
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date as the parties hereto may mutually agree upon, but is expected to be on or before March 24, 1999.

         At closing Hudson will deliver $10,000 to Thorburn, and Thorburn will deliver the Jutland Shares and records to Hudson.

7.       Conditions Precedent of Thorburn to Effect Closing.  All obligations of
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Thorburn under this Agreement are subject to fulfillment prior to or as of the Closing Date, of each of the following conditions:

         A. The representations and warranties by or on behalf of Hudson contained in this Agreement or in any certificate or documents delivered to Thorburn pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.

         B. Hudson shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C. All instruments and documents delivered to Thorburn pursuant to the provisions hereof shall be reasonably satisfactory to Thorburn' legal counsel.

8. Conditions Precedent of Hudson to Effect Closing. All obligations of Hudson under this Agreement are subject to fulfillment prior to or as of the date of Closing, of each of the following conditions:

         A. The representations and warranties by or on behalf of Thorburn contained in this Agreement or in any certificate or documents delivered to Hudson pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.

         B. Thorburn shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C. All instruments and documents delivered to Hudson pursuant to the provisions hereof shall be reasonably satisfactory to Hudson's legal counsel.

9.       Damages and Limit of Liability.  Each  party shall  be liable, for any
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material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.

10.      Nature and Survival of Representations and Warranties.  All representa-
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tions, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11.      Indemnification Procedures. If any claim is made by a party which would
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give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly cause notice thereof to be delivered to the party from whom is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgement.

12.      Default at Closing.  Notwithstanding the provisions hereof, if Thorburn
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shall fail or refuse to deliver any of the Jutland Shares and records, or shall fail or refuse to consummate the transaction described in this Agreement prior to the Closing Date, such failure or refusal shall constitute a default by Thorburn and Hudson at its option and without prejudice to its rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Thorburn.

13.      Costs and  Expenses.  Thorburn  and  Hudson  shall bear their own costs
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and expenses in the proposed exchange and transfer described in this Agreement. Thorburn and Hudson have been represented by their own attorney in this transaction, and shall pay the fees of its attorney, except as may be expressly set forth herein to the contrary.

14.      Notices.  Any notice under this Agreement shall be deemed to have been
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sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

         To Hudson:
         Hudson Consulting Group, Inc.
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101


         To Thorburn:
         Andrew Thorburn
         104 New Era Drive
         South Plainfield, New Jersey 07080

15.      Miscellaneous.
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         A.       Further Assurances.  At any time and from time to time,  after
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the effective date, each party will execute such additional instruments and take such as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         B.       Waiver.  Any failure on the part of any party hereto to comply
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with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         C.       Brokers.  Neither  party  has employed  any brokers or finders
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with regard to this Agreement no disclosed herein.

         D.       Headings.  The  section and subsection headings in this Agree-
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ment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         E.       Counterparts.  This Agreement may  be executed  simultaneously
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in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         F.       Governing Law.  This Agreement  was negotiated  and is  being
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contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, notwithstanding any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be submitted for binding arbitration resolution to the American Arbitration Association, in Salt Lake City, Utah, pursuant to their Rules of Procedure or any other mutually agreed upon arbitrator. The parties agree to abide by decisions rendered as final and binding, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

         G.       Binding  Effect.  This  Agreement shall  be binding  upon the
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parties hereto and inure to the benefit of the parties their respective heirs, administrators, executors, successors, and assigns.

         H.       Entire Agreement.  The Agreement contains the entire agreement
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between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions express or implied, other than is set forth here, have been made by any party.

         I.       Severability.  If any part of  this Agreement  is deemed to be
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unenforceable the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                            Hudson Consulting Group, Inc.



                                            By:/s/ Richard Surber
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                                            Richard Surber, President



                                            Andrew Thorburn



                                            By:/s/ Andrew Throburn
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